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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: AUGUST 14, 2003



                              UNITEDGLOBALCOM, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    000-496-58                  84-1602895
(State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)

             4643 SOUTH ULSTER STREET, SUITE 1300, DENVER, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

                  Exhibit Number    Description
                  --------------    -----------
                  99.1              Press release dated August 14, 2003 of
                                    UnitedGlobalCom, Inc. (the "Company")
                                    announcing its operating and financial
                                    results for the second quarter ended June
                                    30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003, the Company issued a press release announcing its operating and financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

         LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

         The above information can also be obtained from the Company's website at www.unitedglobal.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITEDGLOBALCOM, INC.


                                          By: /s/ Ellen P. Spangler
                                              -----------------------------
                                              Ellen P. Spangler
                                              SENIOR VICE PRESIDENT


Date: August 14, 2003


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                                  EXHIBIT INDEX



    Exhibit Number    Description
    --------------    -----------
         99.1         Press release dated August 14, 2003 of the Company
                      announcing its operating and financial results for the
                      second quarter ended June 30, 2003.

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